EXHIBIT 99.1
Occidental Petroleum Corporation

Bank of America Merrill Lynch

2011 Global Energy Conference
Stephen I. Chazen

President and Chief Executive Officer
November 15, 2011
November 15, 2011

2
First Nine Months 2011 Results - Summary
First Nine Months 2011 Results - Summary
	9 Mos 2011	9 Mos 2010
• Core Results	$5,187	$3,377
• Core EPS (diluted)	$6.37	$4.14

• Net Income	$5,137	$3,318
• Reported EPS (diluted)	$6.31	$4.07

• Oil and Gas production volumes (mboe/d) +3.6%	728	703

• Capital Spending	$4,969	$2,580
• Cash Flow from Operations	$8,638	$6,744

• ROE - Annualized	19.9%	14.4%
• ROCE - Annualized	17.7%	13.4%

($ in millions, except EPS data)
See attached for GAAP reconciliation

3
Overriding Goal is to Maximize Total Shareholder Return
• We believe this can be achieved through a combination of:
• Growing our oil and gas production by 5 to 8% per year on
 average over the long term;
• Allocating and deploying capital with a focus on achieving well above cost-of-capital returns (ROE and ROCE);
 – Return Targets*
 • Domestic - 15+%
 • International - 20+%
• Consistent dividend growth, that is superior to that of our peers.
*Assumes Moderate Product Prices
What Is Our Philosophy & Strategy?
What Is Our Philosophy & Strategy?

4
Net Income Return on Assets
U.S. 16%
International 35%
Total E&P 21%
Cash Flow* Return on Assets
U.S. 24%
International 53%
Total E&P 31%
* Net Income + DD&A
5 Year Average
5 Year Average
Return on Assets
See attached for GAAP reconciliation
(2006 - 2010)

5
   F&D Costs
  Actual as a % of
  6:1 *   Prices **  WTI Price
* Oil / Gas Energy Content (Industry convention)
** Gas converted to BOE @ WTI Oil Price / NYMEX Gas Price
Finding & Development Costs per Barrel
2010 $20.25 $24.18 30%
3-Year Average $16.38 $20.25 25%
 (2008 - 2010)
5-Year Average $16.66 $19.52 26%
 (2006 - 2010)
10-Year Average $12.22 $13.48 24%
 (2001 - 2010)
See attached for GAAP reconciliation

6
• Our ability to pay dividends is indicated by our free cash flow generation.
• Free cash flow after interest, taxes and capital spending, but before dividends, acquisitions and debt activity for
 the first nine months of 2011 was $3.7 billion.
• Oxy’s annual dividend rate is currently $1.84 per share or about $1.1 billion for the nine months of 2011.
• Oxy has increased its dividends 10 times over the last
 9 years, resulting in a compound annual dividend growth
 rate of 15.6%.
• In keeping with our philosophy to raise the dividend on a
 consistent basis, the Board of Directors is expected to
 consider a dividend increase at the February meeting.
Dividend Growth
See attached for GAAP reconciliation

$2.00
$1.80
$1.60
$1.40
$1.20
$1.00
$0.80
$0.60
$0.40
$0.20
$0.00
15% CAGR
$0.50
$0.52
$0.55
$0.62
$0.72
$0.88
$1.00
$1.28
$1.32
$1.52
$1.84
Prior
Mar-03
Mar-04
Mar-05
Dec-05
Sep-06
Sep-07
Jun-08
Jun-09
Jun-10
Mar-11

7
Dividend Growth
Annual dividend increased 21% to $1.84 per share, effective with the 4/15/11 payment

8
Worldwide Oil & Gas Producing Areas
Colombia
Colombia
Libya
Libya
Oman
Oman
UAE
UAE
Yemen
Yemen
Bolivia
Bolivia
Qatar
Qatar
Iraq
Iraq
Bahrain
Bahrain
Focus Areas
United States
United States
Permian
Permian
Basin
Basin
California
California

United States
68%
California
34%*
Permian
Basin
59%*

Iraq
Qatar
Libya
Bahrain
MENA
28%
Oman
Yemen
Libya/Yemen/Bahrain
4%

9
Geographic Value of Oxy’s Oil & Gas Reserves
(Percentage of Oxy total company value)
Note: excludes Argentina as the sale of this asset closed in February 2011; * as a percentage of total US value.

10
• About 60% of Oxy’s oil production tracks world oil prices
 and 40% is indexed to WTI. For example:
 – In California our realized price was 114% of WTI and 91% of Brent in 3Q11.
 – In Oman our average price was 117% of WTI and 93% of Brent.
• Differentials improved in 3Q11, resulting in realized oil
 prices representing 108% of the average WTI and 87% of
 the average Brent price.
Realized Prices & Differentials
Realized Prices & Differentials

11
• We expect capital spending for the total year 2011 to be
 about $7.0 billion, compared to the total 2010 capital of
 $3.9 billion.
• Year to-date capital expenditures by segment were 83%
 in Oil and Gas, 14% in Midstream and the remainder in
 Chemicals.
• Oxy's share of the Shah Field development capital will be
 about $3 billion from 2012 through 2014, in addition to
 spending of approximately $1 billion during 2011.
Capital Spending - 2011 Outlook

Chemicals & Midstream 20%
California 21%
Exploration 5%
Permian 13%
MENA 30%
Midcontinent 7%
Latam 4%

2010 Capital - $3.9 Billion

Chemicals & Midstream 17%
California 23%
MENA 19%
Permian 17%
Latam 3%
Midcontinent and Other 15%

2011E Capital - $7.0 Billion

12
(excluding Argentina)
Capital Spending - 2011E vs. 2010 Actual
• Last year we provided a 2010 - 14 capital budget of $27.5 billion, with average spending of $5.5 billion per year
• Excluding capital for Shah project, estimated capital for 2010 - 11 of
 $10.4 billion is in the range of that guidance
Exploration
6%
(assumes $75 oil)

13
• The impact of our capital program and increase in drilling activity has started to have a visible impact on our domestic oil and gas production volumes.
• Compared to 2Q11, our domestic production increased by
 about 6 mboe/d per month, compared to our guidance of
 3 to 4 mboe/d.
 – This increase resulted in domestic production of 436 mboe/d for 3Q11, representing ~3% sequential quarterly growth.
 – 3Q11 domestic production is the highest US total production volume in
 Oxy’s history, reflecting the highest ever volumes for liquids.
• On a year-over-year basis, our domestic production volumes have increased by 15%.
• We believe our capital program will yield higher production growth and reliability over time.
Domestic Oil & Gas Production - 3Q11
Domestic Oil & Gas Production - 3Q11

14% Y-o-Y Production Growth
Domestic Capital ($mm)
$1,000
$900
$800
$700
$600
$500
$400
$300
$200
$100
$0
Thousandboe per day
450
440
430
420
410
400
390
380
370
360
350
4Q10
1Q11
2Q11
3Q11
4Q11E
Capital (2 quarters earlier)
Production

14

US Oil & Gas Capital and Production
$310
$704
$884
$640
389
403
443
424
436
$403

Oxy Operated Domestic Rig Counts
80
70
60
50
40
30
20
10
0
38
5
13
20
68
18
20
30
73
19
24
30
Year-end 2010
Currently
2011 Exit Rate
California
Permian
Midcontinent and Other

15
Oxy’s US Operated Rig Activity

16
• We expect 4Q11 oil and gas production to be as follows:
 – Domestic volumes are expected to increase by about 3 to 4 mboe/d per month from the 3Q11 average level of 436 mboe/d.
 – This should result in average 4Q11 production of about
 442 to 444 mboe/d.
 – This would constitute a year-over-year domestic production growth rate exceeding 10% and about a 6% per year production growth rate going forward.
 – We expect our 4Q11 international production to be about the same as 3Q11 production, 4% higher than 2Q11, which was the low point of volumes during the year following the situation in Libya.
 – At 3Q11-end prices, we expect total production to increase to around 745 mboe/d as a result of the 3 to 4 mboe/d per month coming from domestic production.
 – We expect sales volumes to be around 740 mboe/d due to the timing of liftings.
Oil & Gas Production - 4Q11 Outlook
Oil & Gas Production - 4Q11 Outlook

17
• Base 5 - 8% Compounded Average Annual Growth
 – CO2 in Permian
 – Current California risked prospects
 – Recent domestic properties acquisitions (Williston Basin,
 South TX gas)
 – Oman
 – Iraq
• Upside from Existing Holdings
 – New California conventional and unconventional prospects
 – Permian exploration
 – Rockies
• Additional opportunities from balance sheet and cash
 generation
 – Domestic properties acquisitions
 – New Middle East projects
Oil & Gas Volume Growth Drivers

18
California Overview
California Overview
Los Angeles
Los Angeles
Bakersfield
Bakersfield
Oxy Acreage
• Largest acreage holder in CA
 with ~1.6 mm acres, majority of
 which are net mineral interests.
• ~768 mm BOE of proved
 reserves at year end 2010, of
 which 73% are oil.
• 2010 production of 139 mboe/d.
• 78% interest in the Elk Hills
 Field — the largest producer of
 gas and NGLs in CA.
• Currently operating 30 drilling
 rigs in the state.
• Began construction of first new
 gas processing plant in 2010;
 plan to start building a second
 plant in the next two years.

19
California - 2011 Program Summary
THUMS
(Long Beach)
Los Angeles
Elk Hills
Buena Vista
Oxy Properties
Ventura Basin
San Joaquin Basin
• 2011 Capital program ~$1.6
 billion, up ~80% vs. 2010.
• Plan to drill 500+ new
 development wells.
• Shifted our drilling to oil wells
 which we expect to result in
 higher oil production in 2011.
• Drill ~20 exploration wells in
 2011, several of which will be
 for conventional opportunities.
• We expect that the exploration
 activity will, at a minimum,
 create more unconventional
 drilling locations.

20
California Conventional Exploration
• World Class Province
 – 35+ Billion BOE discovered
 – 5 of top 12 U.S. oil fields
• Significant Remaining Potential
 – Large undiscovered resources
 – Multiple play and trap types
• Underexplored
• Oxy
 – Major producer
 – Largest acreage holder
 – Successful explorer
 – Multi-year prospect inventory
Sources:
California Division of Oil, Gas & Geothermal Resources
Gibson Consulting
Oxy Fee/Lease
2 Billion BOE
20 Billion BOE
3 Billion BOE
10 Billion BOE
Major Producing
Basins
Sacramento
Sacramento
San
Francisco
San
Francisco
Los Angeles
Los Angeles
Bakersfield
Bakersfield

Field Size Distribution
Bread & Butter
High Potential

21
Field Size (MMBOE)
<0.1
0.1
1
10
100
1 Billion
10 Billion
Discovery Play
Oxy Play Type and Prospect Exposure
Sources:
California Division of Oil, Gas & Geothermal Resources
Occidental Estimates
California Field Sizes

Rose
North Shafter
Monument Junction
Bakersfield
Elk Hills
Buena Vista
Rail Road Gap
Ojai
Asphalto
Pacific
Ocean
Los Angeles
Wilmington

22
• Multi-year inventory of drill sites in
 CA, many of which are both outside
 of Elk Hills proper & the Kern County
 Discovery Area
• Expect to drill 154 shale wells outside
 Elk Hills proper, and 195 total shale
 wells including Elk Hills in 2011
• 30-day initial production rate for
 these wells is between 300 and 400
 BOE per day
• For the shale wells outside Elk Hills,
 ~80% of the BOE production is a
 combination of black oil and high-
 value condensate
• Cost of drilling and completing the
 wells has run ~$3.5 million per well,
 which we expect to decline over time
California Unconventional “Shale” Program

23
Play	Depth (ft)	Thickness (ft)	Porosity (%)	Permeability (mD)	TOC (%)
CA “Shales”	3,500’ - 16,000’	500’ - 3,500’	5 - 30%	<0.0001 - 2	0.1 - 12%
Bakken	7,000’ - 11,000’	20’ - 100’	3 - 12%	0.05 - 0.5	2 - 18%
Eagle Ford	8,000’ - 14,000’	75’ - 300’	3 - 15%	<0.0001 - .003	0.6 - 7%
California “Shale” Summary and Play
Comparison
• ~870,000 acres are within most prospective “shale” plays;
• We have “de-risked” approx. 200,000 acres as viable for “shale”;
• Oxy’s average NRI ~95%;
• Identified 15 areas to appraise (5 - 10% of total acreage);
 – Average IP ~ 300 - 400 boepd;
 – 10-acre spacing
• In 10 years CA “shale” could become Oxy’s largest business unit.

24
• We expect to drill and complete a total of 42 shale wells during
 4Q11.
• We expect to run a 30 rig program in the state during 4Q11.
• Our conventional drilling program is progressing somewhat better than planned.
• With respect to the recent personnel turnover at the DOGGR, our hope is that the permitting process becomes more transparent, which would make planning our activity levels more predictable.
• Improved transparency and a clearing of the substantial backlog of permits should allow for a gradual increase in our activity levels and employment in the state.
California Update
California Update

Colorado
Kansas
Sheep Mountain
Hugoton
Bravo Dome
To Cushing, OK
New Mexico
Denver City Unit
Lubbock
Salt Creek
Indian Basin Area
Cogdell
Hobbs
Midland
Sharon Ridge
Seminole
Texas
Oxy Acreage
CO_2 Pipelines
Oil Pipelines

OXY

25
Permian Basin Overview
• Approximately 1.2 billion BOE of
 proved reserves at year end 2010
• 2010 production of 197,000 boe/d
• Largest oil producer in Permian
 (~16% share of total)
• Largest operator in Permian
 (of 1,500+ operators)
• ~66% of Oxy’s Permian oil
 production is from CO2 related
 EOR projects
• Have another 2.5 BBOE of likely
 recoverable resource
• 1.7 bcf/d (0.5 tcf/year) of CO2
• Ample supply of CO2 accelerates
 project implementations

26
Permian - 2011 Program Summary
• 2011 Capital program ~$1 billion
• Plan to drill 300+ wells this year
• Expect to run ~24 rig drilling
 program by year-end 2011
• Drilling program is front-end
 loaded to exploit quick
 production first
• 160+ workover/maintenance rigs
 operating, and 50% more than a
 year ago
• Extensive Wolfberry drilling
 program, as well as
 Delaware/Bone Springs sands
 and Avalon Shale

- **Permian properties initially had 11.9 BBO net in place**

27
• 4.1 BBO have been
 produced,
• leaving 7.8 BBO net
 remaining
4.6 BBO
3P Reserves
EOR Likely
EOR Potential
0.8 BBO
1.4 BBO
1.0 BBO
Residual
7.8 BBO Net Remaining
Permian EOR Opportunities

28
• In the Permian operations:
 – Our CO2 flood production is progressing according to plan.
 – We expect our rig count to be about 24 in 4Q11.
 – Our non-CO2 operations have stepped up their development
 program but will not show significant production growth until next year.
• In Williston:
 – We are pursuing a development program with about 13 rigs
 expected to be running in 4Q11.
 – Our production is growing as a result of the development
 program and we expect the growth to continue.
• Natural gas prices in the US continue to be weak. As a result, we are considering cutting back our pure gas drilling in the
 Midcontinent and possibly elsewhere.
Permian, Midcontinent & Other Update
Permian, Midcontinent & Other Update

29
• Acquired ~174,000 contiguous net acres within the southern extents of the ND Bakken and Three Forks Formations.
• Operated working interests avg. 63% with avg. NRI of ~83%.
• Net risked reserve potential in excess of 250 mmboe from the
 Middle Bakken and Upper Three Forks Formations.
• Prospective across entire acreage position for Three Forks and deeper objectives.
• We expect to exit the year with production of about
 8 - 10 mboe/d.
• Oxy expects to grow production in the Williston Basin to at least 30 mboe/d over the next five years.
 – Currently running 12 drilling rigs on our Bakken acreage with plans to increase this to 13 rigs by the end of 2011
 – Plan to drill ~60 Bakken shale wells during 2011
Oxy - North Dakota Assets

30

NORTH DAKOTA
South Coteau
Nesson
Anticline
Elm Coulee
Field
Parshall-
Sanish
Fields
Russian Creek
Burke
Ward
McLean
Mercer
Stark
Oliver
Williams
Divide
Roosevelt
McKenzie
Mountrail
Dunn
Billings
Renville
Richland
Morton
MT
ND
Dawson
Golden
Valley
Other Notable Areas of
Williston Basin Production
Other Oxy Operated
Acreage
Oxy Acquisition Area
Burleigh
Sheridan
McHenry
Bottineau
Bismarck
SD
Oxy North Dakota - Williston Basin

31
Oxy - Qatar Oil & Gas Fields
• Idd El Shargi North Dome
 (ISND) - 4 B bo ROIP
• Idd El Shargi South Dome
 (ISSD) - 800 MM bo ROIP
• Al Rayyan - 300 MM bo ROIP
• 2010 Gross Production 118
 Mbopd, Net 76 Mbopd
• Priorities:
 – Maintain production from
 existing fields
 – Additional activity to
 increase production later
 in the 2012 - 2014 period
Qatar
Qatar
Al Rayyan
Gas Project
Idd El Shargi
North Dome (ISND)
Idd El Shargi
South Dome (ISSD)
Saudi Arabia
Saudi Arabia
Bahrain
Doha
Umm Sa’id

Oxy operated since 1994
previous operators
thousands of barrels of oil per day
0
20
40
60
80
100
120
140
1987
1989
1991
1993
1995
1997
1999
2001
2003
2005
2007
2009
2011

32
Oxy - Qatar Gross Oil Production

33
• Oxy share 24.5%
• Delivering 2.2 Bcfd to UAE
 and 200 MMcfd to Oman
 markets
• 2010 Gross production 537
 mboepd, Net production 63
 mboepd
• Consistently above anticipated
 gas / liquids production
• Fee income for UAE distribution
 and 3rd party sales increasing
• Exceptional financial returns
Dubai
Taweelah
Jebel Ali
Abu Dhabi
Al Ain
Fujayrah
Umm Sa’id
Doha
Al Hawailah
Dolphin
ISND
ISSD
Block 12
Al Rayyan
Qatar
Saudi Arabia
United Arab Emirates
Oman
Iran
48” Export Pipeline
Jarn
Yaphour
Oxy - Dolphin Project

UAE
Gulf of Oman
Safah
9
Block 62
27
Muscat
62
Saudi
Arabia
Oman
Mukhaizna
54
53
Arabian Sea
OXY

34
Oxy Oman History
• Oxy commenced operation of the
 Safah field in 1984
• Approximately 600 wells drilled
 and 30+ fields discovered in
 Blocks 9 and 27
• Signed 30-year PSC for the
 Mukhaizna field in 2005
• Block 62 acquired in 2008, and
 pursuing exploration and
 development opportunities
• 2010 Gross production 190
 mboepd, Net production 69
 mboepd

Mboepd
250
200
150
100
50
0
1 2 3 6 12 19 24 26 27 31 35 36 40 42 50 44 39 41 45 46 70 87 97 100 115 154 192 216
1984 1986 1988 1990 1992 1994 1996 1998 2000 2002 2004 2006 2008 2010
Blocks 9/27
Mukhaizna

35
Oxy Oman Gross Production Growth

UAE
Gulf of Oman
Safah
9
27
Block 62
62
Muscat
Saudi Arabia
Oman
Mukhaizna
54
53
Arabian Sea

36
• World Class Steam flood project
• 2 B bo ROIP
• Discovered in 1975 in South
 Central Oman
• Cold production commenced 1992
• Oxy assumed operation
 September 1, 2005 at 8,500 b/d
• Steam flood commenced May
 2007, and had drilled 1,020+ new
 wells through 2010
• Current Gross Production:
 ~120,000 b/d
• Target Gross Production:
 150,000 b/d
Oxy Oman - Mukhaizna Project

37
Abu Dhabi - Al Hosn Gas Project (Shah Field)
37
• Shah Gas Field one of the largest
 in the Middle East
• Oxy holds a 40% participating
 interest under a 30-year contract
• The project involves development
 of high-sulfur content reservoirs
 within the Shah field, located
 onshore ~180 km so. west of AD
• Production start-up is scheduled
 in late 2014
• Anticipated to produce ~500 mmcf
 per day of sales gas - providing
 net to Oxy in the range of 200
 mmcf per day, plus condensate
 and NGLs of at least 20 mb/d
• Capex is estimated to be ~$10
 billion for the project with Oxy’s
 share proportional to its interest

38
1. Base/Maintenance Capital
2. Dividends
3. Growth Capital
4. Acquisitions
5. Share Repurchase
Cash Flow Priorities

($ in millions)
$11,200
Cash Flow From Operations $8,600
Beginning Cash $2,600 12/31/10
$600
$5,000
$1,500
Shah - $500
$1,100
$200
$4,000
Available Cash
Net Debt Issuance
Capex
Net Acquisitions
Dividends
Other
Ending Cash Balance 9/30/11

39
See attached GAAP reconciliation.
– Free cash flow from continuing operations after capex and dividends, but before acquisition and debt activity, was about $2.6 billion.
Summary - YTD 2011 Cash Flow
15

40
• Company’s core business is acquiring assets that can
 provide future growth through improved recovery.
 – Foreign contracts
 – Domestic add-ons
 – Small incremental additions to production in short term
• Generate returns of at least 15% in the US and 20% overseas.
• Overall average finding & development costs of less than
 25% of selling price.
• Even with the additional capital shown, program will
 generate a significant amount of free cash flow.
• Acquisitions are measured against reinvesting in the existing business with the goal of enhancing company value.
• Large number of opportunities over 5-year period.
Acquisition Strategy

41
• 5 - 8% base annual production growth
• Opportunity for additional volume growth
• Returns on invested capital significantly in excess of
 Company’s cost of capital
• Annual increases in dividends
• Significant financial flexibility for opportunities in distressed periods
• Conservative financial statements
• Committed to generating stock market value which is greater than earnings retained
• We believe this will generate top quartile returns for our shareholders
Oxy - Investment Attributes

42
Oxy’s Shareholder Equity versus Equity Market Value
1 - Year
3 - Year
5 - Year
10 - Year
Change in Equity
Market Value
($ in millions)
A History of Generating Shareholder Value
Creating Shareholder Value
Market Value per $ of Equity Retained
Change in
Shareholder Equity
Financial Data for period ended December 31, 2010.
$13,685
$3,325
$16,162
$9,626
$47,614
$17,042
$70,762
$27,710
4.1
1.7
2.8
2.6

Portions of this presentation contain forward-looking statements and involve risks and uncertainties that could materially affect expected results of operations, liquidity, cash flows and business prospects. Factors that could cause results to differ materially include, but are not limited to: global commodity pricing fluctuations; supply and demand considerations for
Occidental’s products; general domestic political and regulatory approval conditions; political events; not successfully completing, or any material delay of, any development of new fields, expansion projects, capital expenditures, efficiency-
improvement projects, acquisitions or dispositions; potential failure to achieve expected production from existing and future oil and gas development projects; exploration risks such as drilling unsuccessful wells; any general economic recession or slowdown domestically or internationally; higher-than-expected costs; potential liability for remedial actions under existing or future environmental regulations and litigation; potential liability resulting from pending or future litigation; general domestic and international political conditions; potential disruption or interruption of Occidental’s production or manufacturing or damage to facilities due to accidents, chemical releases, labor unrest, weather, natural disasters or insurgent activity; failure of risk management; changes in law or regulations; or changes in tax rates. Finding and Development costs calculations inherently compare costs and reserves from separate periods. The United States Securities and Exchange Commission (SEC) permits oil and natural gas companies, in their SEC filings, to disclose only reserves anticipated to be economically producible, as of a given date, by application of development projects to known accumulations. We use certain terms in this presentation, such as resource potential, net risked reserves, de-risked, geologically viable, EUR (expected ultimate recovery), discovery volumes, likely recoverable resources and oil in place, that the SEC’s guidelines strictly prohibit us from using in our SEC filings. These terms represent our internal estimates of volumes of oil and gas that are not proved reserves but are potentially recoverable through exploratory drilling or additional drilling or recovery techniques and are not intended to correspond to probable or possible reserves as defined by SEC regulations. By their nature these estimates are more speculative than proved, probable or possible reserves and subject to greater risk they will not be realized. You should not place undue reliance on these forward
-looking statements, which speak only as of the date of this presentation. Unless legally required, Occidental does not undertake any obligation to update any forward-looking statements, as a result of new information, future events or otherwise.
U.S. investors are urged to consider carefully the disclosures in our 2010 Form 10-K, available through the following toll-free number 1-888-OXYPETE (1-888-699-7383) or on the internet at http://www.oxy.com. You also can obtain a copy form the
SEC by calling 1-800-SEC-0330. We post or provide links to important information on our website including investor and analyst presentations, certain board committee charters and information that SEC requires companies and certain of its officers and directors to file or furnish. Such information may be found in the “Investor Relations” and “Social Responsibility” portions of the website.
Cautionary Statement

Occidental Petroleum Corporation

Occidental Petroleum Corporation
Reconciliation to Generally Accepted Accounting Principles (GAAP)
For the Nine Months Ended September 30,
(Stated in millions, except per share amounts)

	2011		2010
		Diluted		Diluted
		EPS		EPS
Reported Income	$5,137	$6.31	$3,318	$4.07
Add: significant items affecting earnings
Exploration write-off of Libyan properties	35		-
Gain from the sale of an interest in Colombia pipeline	(22)		-
Foreign special tax	29		-
Premium on debt extinguishments	163		-
State income tax charge	33		-
Tax effect of adjustments	(50)		-
Discontinued operations, net *	(138)		59
Core Results	$5,187	$6.37	$3,377	$4.14

* Amount shown after-tax

Average Diluted Common Shares Outstanding		813.3		813.8

Occidental Petroleum Corporation
Return on Capital Employed (ROCE)
Reconciliation to Generally Accepted Accounting Principles (GAAP)

		9 Months	Annualized
	2010	2011	2011
GAAP measure - net income attributable	4,530	5,137
to common stock
Interest expense	93	259
Tax effect of interest expense	(33)	(91)
Earnings before tax-effected interest expense	4,590	5,305

GAAP stockholders' equity	32,484	36,479

Debt	5,111	5,870

Total capital employed	37,595	42,349

ROCE	13.2	13.3	17.7

Occidental Petroleum Corporation
Free Cash Flow
Reconciliation to Generally Accepted Accounting Principles (GAAP)
($ Millions)
Nine Months
2011
Consolidated Statement of Cash Flows
Cash flow from operating activities	8,638
Cash flow from investing activities	(6,488)
Cash flow from financing activities	(689)
Change in cash	1,461

Free Cash Flow
Cash flow from operating activities	8,638
Capital spending	(4,969)
Dividends	(1,060)
Free cash flow after dividends	2,609

Occidental Petroleum Corporation
Reconciliation to Generally Accepted Accounting Principles (GAAP)
Costs Incurred - Using Industry Convention of 6:1
F&D Costs

											Averages
Annual Report Basis	2001	2002	2003	2004	2005	2006	2007	2008	2009	2010	3-Year	5-Year	10-Year
Property Acquisition Costs
Proved Properties	25	163	357	146	1,768	4,888	926	1,830	727	2,278	1,612	2,130	1,311
Unproved Properties	56	29	4	8	398	1,142	119	1,710	103	2,290	1,368	1,073	586
Acquisitions	81	192	361	154	2,166	6,030	1,045	3,540	830	4,568	2,979	3,203	1,897
Exploration Costs	171	134	97	158	255	316	327	334	207	329	290	303	233
Development Costs	918	897	1,080	1,435	1,844	2,426	2,740	4,112	2,779	3,387	3,426	3,089	2,162
	1,089	1,031	1,177	1,593	2,099	2,742	3,067	4,446	2,986	3,716	3,716	3,391	2,395

Costs Incurred	1,170	1,223	1,538	1,747	4,265	8,772	4,112	7,986	3,816	8,284	6,695	6,594	4,291

Reserve replacements
Improved recovery	143	142	102	120	139	140	254	247	173	259	226	214	172
Purchases of proved reserves	4	68	107	36	139	327	60	210	160	144	171	180	125
Others
Revisions of previous estimates	21	3	12	49	(12)	12	(95)	(145)	58	(1)	(29)	(34)	(10)
Extensions & discoveries	76	50	147	64	124	34	23	24	92	7	41	36	64
Total Others	97	53	159	113	112	46	(72)	(122)	149	6	11	1	54
	244	263	368	269	390	512	241	335	483	409	409	396	351

Production	173	188	200	207	207	219	208	220	235	273	243	231	213

F&D Costs	$4.80	$4.65	$4.18	$6.51	$10.93	$17.14	$17.04	$23.84	$7.90	$20.25	$16.38	$16.66	$12.22

This schedule reflects the disclosure made in each year's respective annual report -- it has not been restated for DISCO.

Occidental Petroleum Corporation
Reconciliation to Generally Accepted Accounting Principles (GAAP)
Costs Incurred - Using Average Commodity Prices
F&D Costs

											Averages
Annual Report Basis	2001	2002	2003	2004	2005	2006	2007	2008	2009	2010	3-Year	5-Year	10-Year
Property Acquisition Costs
Proved Properties	25	163	357	146	1,768	4,888	926	1,830	727	2,278	1,612	2,130	1,311
Unproved Properties	56	29	4	8	398	1,142	119	1,710	103	2,290	1,368	1,073	586
Acquisitions	81	192	361	154	2,166	6,030	1,045	3,540	830	4,568	2,979	3,203	1,897
Exploration Costs	171	134	97	158	255	316	327	334	207	329	290	303	233
Development Costs	918	897	1,080	1,435	1,844	2,426	2,740	4,112	2,779	3,387	3,426	3,089	2,162
	1,089	1,031	1,177	1,593	2,099	2,742	3,067	4,446	2,986	3,716	3,716	3,391	2,395

Costs Incurred	1,170	1,223	1,538	1,747	4,265	8,772	4,112	7,986	3,816	8,284	6,695	6,594	4,291

Reserve replacements
Improved recovery	143	135	102	115	136	133	225	220	156	204	194	188	157
Purchases of proved reserves	4	65	107	36	136	305	59	146	81	124	117	143	106
Others
Revisions of previous estimates	20	6	12	43	(13)	13	(89)	(131)	104	10	(6)	(19)	(2)
Extensions & discoveries	78	47	148	59	114	31	20	18	56	4	26	26	58
Total Others	98	53	161	102	101	44	(68)	(113)	159	15	20	7	55
	245	252	370	254	373	482	215	254	396	343	331	338	318

Production	177	177	200	201	201	206	190	197	202	225	208	204	198

F&D Costs	$4.77	$4.84	$4.15	$6.88	$11.44	$18.20	$19.09	$31.49	$9.64	$24.18	$20.25	$19.52	$13.48

WTI	$25.97	$26.08	$31.03	$41.40	$56.56	$66.23	$72.32	$99.65	$61.80	$79.53	$80.33	$75.91	$56.06

F&D Costs as a % of WTI	18%	19%	13%	17%	20%	27%	26%	32%	16%	30%	25%	26%	24%

Occidental Petroleum Corporation
Oil & Gas
Return on Assets
Reconciliation to Generally Accepted Accounting Principles (GAAP)
($ Millions)
						5-Year
	2006	2007	2008	2009	2010	Average

Revenues	10,949	12,583	17,378	10,984	14,245	13,228
Production costs	1,668	2,011	2,428	2,214	2,622	2,189
Other operating expense	469	516	536	628	655	561
Depreciation, depletion and amortization	1,487	1,754	1,993	2,258	2,668	2,032
Taxes other than income	381	401	569	413	472	447
Charges for impairments	-	58	81	-	275	83
Exploration expenses	289	361	308	254	262	295
Pretax income	6,655	7,482	11,463	5,217	7,291	7,622
Income tax expense	2,705	3,121	4,426	1,972	2,845	3,014
Results of operations	3,950	4,361	7,037	3,245	4,446	4,608
Depreciation, depletion and amortization	1,487	1,754	1,993	2,258	2,668	2,032
Charges for impairments	-	58	81	-	275	83
Gross Cash	5,437	6,173	9,111	5,503	7,389	6,723

Capitalized costs
Current year	17,375	19,137	24,216	25,228	29,901	23,171
Prior year	13,472	17,375	19,137	24,216	25,228	19,886
Average capitalized costs	15,424	18,256	21,677	24,722	27,565	21,529

5-Year Average	U.S.	International	Total
Results of operations	2,598	2,010	4,608	(a)
Depreciation, depletion and amortization	1,131	901	2,032
Charges for impairments	67	16	83
Gross Cash	3,795	2,928	6,723	(b)

Average capitalized costs	15,861	5,668	21,529	(c)

Net income return on assets (a) / (c)	16%	35%	21%

Cash flow return on assets (b) / (c)	24%	53%	31%

Occidental Petroleum Corporation
Reconciliation to Generally Accepted Accounting Principles (GAAP)
For the Twelve Months Ended December 31,
($ Millions)

	2010		2009
		Diluted		Diluted
		EPS		EPS
Reported Income	$4,530	$5.56	$2,915	$3.58
Add: significant items affecting earnings
Asset impairments	275		-
Rig contract terminations	-		8
Railcar leases	-		15
Severance accrual	-		40
Tax effect of pre-tax adjustments	(100)		(22)
Benefit from foreign tax credit carry-forwards	(80)		-
Discontinued operations, net *	39		236
Core Results	$4,664	$5.72	$3,192	$3.92

* Amount shown after-tax

Average Diluted Common Shares Outstanding		813.8		813.8

Occidental Petroleum Corporation
Reconciliation to Generally Accepted Accounting Principles (GAAP)
Return on Capital Employed (% )
($ Millions)

	2009	2010
GAAP measure - earnings applicable to common shareholders	2,915	4,530
Interest expense	109	93
Tax effect of interest expense	(38)	(33)
Earnings before tax-effected interest expense	2,986	4,590

GAAP stockholders' equity	29,159	32,484

DEBT
GAAP debt
Debt, including current maturities	2,796	5,111
Non-GAAP debt
Capital lease obligation	25	-
Total debt	2,821	5,111

Total capital employed	31,980	37,595

Return on Capital Employed (%)	9.6	13.2

Occidental Petroleum Corporation
Free Cash Flow
Reconciliation to Generally Accepted Accounting Principles (GAAP)
($ Millions)
Twelve Months
2010
Consolidated Statement of Cash Flows
Cash flow from operating activities	9,349
Cash flow from investing activities	(9,078)
Cash flow from financing activities	1,083
Change in cash	1,354

Free Cash Flow
Cash flow from operating activities	9,349
Less:operating cash flow from discontinued operations	(210)
Operating cash flow from continuing operations	9,139
Capital spending	(3,940)
Cash dividends paid	(1,159)
Equity method investment dividends	217
Free cash flow from continuing operations	4,257

Occidental Petroleum Corporation
Chemicals
EBITDA as a Percentage of Sales
Reconciliation to Generally Accepted Accounting Principles (GAAP)
($ Millions)
				3-Year
	2008	2009	2010	Average

Net Sales	5,112	3,225	4,016	4,118

Segment income	669	389	438	499
Add: significant items affecting earnings
Plant closure and impairments	90	-	-	30
Core results - EBIT	759	389	438	529
DD&A Expense	311	298	321	310
EBITDA	1,070	687	759	839

EBITDA as a % of Sales	20.9%	21.3%	18.9%	20.4%